Exhibit 99.2

Investor Contact	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Helen M. Wilson
Phone: (441) 299-9283
Fax: (441) 292-8675 email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

			% Change			% Change		% Change
	Three months ended December 31		4Q-11 vs.	Year ended December 31		2011 vs.	Constant $	2011 vs.
	2011	2010	4Q-10	2011	2010	2010	2010 (2)	2010 (2)
Gross premiums written	$4,864	$4,565	7%	$20,831	$19,511	7%	$19,855	5%

Net premiums written	$3,630	$3,422	6%	$15,372	$13,708	12%	$13,973	10%

Net premiums earned	$3,831	$3,572	7%	$15,387	$13,504	14%	$13,801	11%

Net investment income	$565	$532	6%	$2,242	$2,070	8%

Net income	$750	$1,001	-25%	$1,585	$3,108	-49%

Income excluding net realized gains (losses) (1)	$663	$702	-6%	$2,376	$2,657	-11%

Comprehensive income	$822	$485	69%	$1,902	$3,879	-51%

Operating cash flow	$472	$771		$3,470	$3,546

P&C combined ratio
Loss and loss expense ratio	63.1%	58.2%		65.7%	59.2%
Underwriting and administrative expense ratio	29.8%	32.1%		28.9%	31.0%

Combined ratio	92.9%	90.3%		94.6%	90.2%

Annualized return on equity (ROE) calculated using income excluding net realized gains (losses) (1)	11.8%	13.2%		10.7%	13.1%
Annualized ROE calculated using net income	12.4%	17.5%		6.7%	14.6%

Effective tax rate on income excluding net realized gains (losses) (1)	14.3%	13.5%		17.0%	16.1%
Effective tax rate	14.0%	11.8%		24.2%	15.2%

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$1.94	$2.05	-5%	$6.97	$7.79	-11%
Net income	$2.20	$2.92	-25%	$4.65	$9.11	-49%

Book value per common share (1)				$72.76	$68.59	6%
Tangible book value per common share (1)				$58.43	$54.66	7%

Weighted average basic common shares outstanding	338.3	340.2		338.2	339.7
Weighted average diluted common shares outstanding	341.0	342.6		340.8	341.2

Debt/total capitalization	15.7%	16.7%

(1)	See Non-GAAP Financial Measures.
(2)	Prior periods on a constant dollar basis.

ACE Limited Consolidated Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

ACE Limited Consolidated

	4Q-11	3Q-11	2Q-11	1Q-11	4Q-10	Full Year 2011	Full Year 2010
Consolidated Results Excluding Life Segment
Gross premiums written	$4,382	$5,431	$4,949	$4,228	$4,152	$18,990	$17,932
Net premiums written	3,166	3,889	3,494	3,037	3,015	13,586	12,152
Net premiums earned	3,394	4,042	3,305	2,910	3,184	13,651	11,962
Losses and loss expenses	2,142	2,615	2,079	2,135	1,854	8,971	7,083
Policy benefits	—	—	—	—	—	—	4
Policy acquisition costs	564	596	538	494	575	2,192	2,080
Administrative expenses	448	440	443	426	445	1,757	1,630

Underwriting income (loss) excluding Life segment (1)	240	391	245	(145)	310	731	1,165

Life underwriting income excluding investment income and gains (losses) from separate account assets (2)	38	88	59	51	59	236	208
Net investment income	565	564	569	544	532	2,242	2,070
Net realized gains (losses)	83	(760)	(73)	(45)	305	(795)	432
Interest expense	63	62	62	63	62	250	224
Other income (expense): (2)
Gains (losses) from separate account assets	3	(39)	—	—	—	(36)	—
Other	6	(48)	(9)	14	(10)	(37)	16
Income tax expense	122	165	122	97	133	506	559

Net income (loss)	750	(31)	607	259	1,001	1,585	3,108

Net realized gains (losses)	83	(760)	(73)	(45)	305	(795)	432
Net realized gains (losses) in other income (expense) (3)	16	(28)	2	34	17	24	69
Tax expense (benefit) on net realized gains (losses)	12	2	8	(2)	23	20	50

Income excluding net realized gains (losses) (1)	$663	$759	$686	$268	$702	$2,376	$2,657

% Change versus prior year period (4)
Net premiums written	5%	33%	15%	-5%	3%	12%	3%
Net premiums earned	7%	33%	16%	0%	6%	14%	1%

Other ratios
Net premiums written/gross premiums written	72%	72%	71%	72%	73%	72%	68%
Effective tax rate on income excluding net realized gains (losses) (1)	14.3%	17.6%	14.3%	27.0%	13.5%	17.0%	16.1%
Effective tax rate	14.0%	123.1%	16.7%	27.2%	11.7%	24.2%	15.2%

P&C combined ratio (4)
Loss and loss expense ratio	63.1%	64.7%	62.9%	73.4%	58.2%	65.7%	59.2%
Policy acquisition cost ratio	16.6%	14.8%	16.3%	16.9%	18.1%	16.0%	17.4%
Administrative expense ratio	13.2%	10.8%	13.4%	14.7%	14.0%	12.9%	13.6%

Combined ratio	92.9%	90.3%	92.6%	105.0%	90.3%	94.6%	90.2%

P&C expense ratio	29.8%	25.6%	29.7%	31.6%	32.1%	28.9%	31.0%
P&C expense ratio excluding A&H	25.5%	21.0%	25.1%	27.3%	28.2%	24.5%	26.8%

Large losses and other items (before tax) (4)
Reinstatement premiums (expensed) collected	$—	$26	$8	$(74)	$1	$(40)	$(35)
Catastrophe losses (5)	$155	$147	$142	$415	$51	$859	$366
Prior period development (PPD)—unfavorable (favorable) (6)	$(123)	$(194)	$(146)	$(93)	$(57)	$(556)	$(503)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (6)	62.2%	66.5%	63.2%	60.8%	58.5%	63.4%	60.6%

(1)	See Non-GAAP Financial Measures.
(2)	Gains (losses) from separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income.
(3)	Net realized investment and derivative losses related to unconsolidated entities.
(4)	Presented excluding the Life segment. This is a non-GAAP measure.
(5)	For Q4 2011, catastrophe losses include $117 million related to Thailand floods.
(6)	For Q3 2011, favorable prior period development is net of $26 million of net earned premium adjustments on loss sensitive policies.

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data) (Unaudited)

	December 31	September 30	June 30	March 31	December 31
	2011	2011	2011	2011	2010
Assets
Fixed maturities available for sale, at fair value	$41,967	$41,577	$41,038	$38,718	$37,539
Fixed maturities held to maturity, at amortized cost	8,447	8,731	9,033	9,270	9,501
Equity securities, at fair value	647	621	582	537	692
Short-term investments, at fair value	2,301	2,376	2,380	2,375	1,983
Other investments	2,314	2,194	2,156	1,839	1,692

Total investments	55,676	55,499	55,189	52,739	51,407

Cash	614	766	833	1,115	772
Securities lending collateral	1,375	1,269	1,593	1,326	1,495
Insurance and reinsurance balances receivable	4,387	5,403	4,923	4,102	4,233
Reinsurance recoverable on losses and loss expenses	12,389	12,837	13,375	13,749	12,871
Deferred policy acquisition costs	1,761	1,792	1,821	1,725	1,641
Value of business acquired	648	757	796	745	634
Prepaid reinsurance premiums	1,541	1,582	1,711	1,540	1,511
Goodwill and other intangible assets	4,831	4,817	4,858	4,729	4,664
Deferred tax assets	612	623	586	703	769
Investments in partially owned insurance companies	380	371	353	348	360
Other assets	3,291	3,004	3,216	3,399	2,998

Total assets	$87,505	$88,720	$89,254	$86,220	$83,355

Liabilities
Unpaid losses and loss expenses	$37,477	$38,476	$38,951	$38,843	$37,391
Unearned premiums	6,334	6,594	6,913	6,533	6,330
Future policy benefits	4,274	4,376	4,384	3,480	3,106
Insurance and reinsurance balances payable	3,542	3,492	3,785	3,277	3,282
Securities lending payable	1,385	1,290	1,610	1,346	1,518
Payable for securities purchased	287	362	418	613	292
Accounts payable, accrued expenses, and other liabilities	4,770	5,461	4,011	3,684	3,495
Short-term debt	1,251	1,250	1,400	1,401	1,300
Long-term debt	3,360	3,360	3,360	3,358	3,358
Trust preferred securities	309	309	309	309	309

Total liabilities	62,989	64,970	65,141	62,844	60,381

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	22,605	21,911	22,124	21,594	21,380
Accumulated other comprehensive income (AOCI)	1,911	1,839	1,989	1,782	1,594

Total shareholders’ equity	24,516	23,750	24,113	23,376	22,974

Total liabilities and shareholders’ equity	$87,505	$88,720	$89,254	$86,220	$83,355

Book value per common share (1)	$72.76	$70.60	$71.36	$69.33	$68.59
% change over prior quarter	3%	-1%	3%	1%	2%
Tangible book value per common share (1)	$58.43	$56.28	$56.98	$55.31	$54.66
% change over prior quarter	4%	-1%	3%	1%	-2%

(1)	See Non-GAAP Financial Measures.

ACE Limited
Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	4Q-11	% of Total Consolidated	4Q-10	% of Total Consolidated	% Change 4Q-11 vs. 4Q-10	Full Year 2011	% of Total Consolidated	Full Year 2010	% of Total Consolidated	% Change 2011 vs. 2010
Net premiums written
Property and all other	$848	24%	$778	23%	9%	$3,808	25%	$3,543	26%	7%
Agriculture	272	7%	175	5%	NM	1,951	12%	509	4%	NM
Casualty	1,393	38%	1,444	42%	-4%	5,210	34%	5,768	42%	-10%

Subtotal	2,513	69%	2,397	70%	5%	10,969	71%	9,820	72%	12%
Personal accident (A&H) (1)	907	25%	876	26%	4%	3,613	24%	3,346	24%	8%
Life (2)	210	6%	149	4%	41%	790	5%	542	4%	46%

Total consolidated	$3,630	100%	$3,422	100%	6%	$15,372	100%	$13,708	100%	12%

Net premiums earned
Property and all other	$1,008	27%	$935	26%	8%	$3,770	24%	$3,500	26%	8%
Agriculture	428	11%	92	3%	NM	1,942	13%	398	3%	NM
Casualty	1,304	34%	1,546	43%	-16%	5,340	35%	5,752	43%	-7%

Subtotal	2,740	72%	2,573	72%	6%	11,052	72%	9,650	72%	15%
Personal accident (A&H) (1)	900	23%	861	24%	5%	3,594	23%	3,331	25%	8%
Life (2)	191	5%	138	4%	38%	741	5%	523	3%	42%

Total consolidated	$3,831	100%	$3,572	100%	7%	$15,387	100%	$13,504	100%	14%

Income excluding net realized gains (losses)
Property, casualty, and all other	$437	66%	$530	75%	-18%	$1,586	67%	$2,017	76%	-21%
Agriculture	46	7%	21	3%	NM	120	5%	76	3%	NM
Personal accident (A&H) (1)	128	19%	119	17%	8%	483	20%	427	16%	13%
Life (2)	52	8%	32	5%	63%	187	8%	137	5%	36%

Total consolidated	$663	100%	$702	100%	-6%	$2,376	100%	$2,657	100%	-11%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.
(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—North American

	4Q-11	3Q-11	2Q-11	1Q-11	4Q-10	Full Year 2011	Full Year 2010
Gross premiums written	$2,394	$3,294	$2,714	$1,958	$2,256	$10,360	$9,794
Net premiums written	1,624	2,207	1,735	1,285	1,519	6,851	5,797
Net premiums earned	1,662	2,299	1,604	1,346	1,511	6,911	5,651
Losses and loss expenses	1,211	1,838	1,233	994	1,030	5,276	3,918
Policy acquisition costs	158	176	143	136	178	613	625
Administrative expenses	144	153	147	148	154	592	561

Underwriting income	149	132	81	68	149	430	547

Net investment income	284	291	300	295	286	1,170	1,138
Net realized gains (losses)	26	(2)	21	(11)	254	34	417
Interest expense	4	4	3	4	3	15	9
Other income (expense)	3	(21)	(3)	16	1	(5)	22
Income tax expense	90	120	95	89	114	394	436

Net income	368	276	301	275	573	1,220	1,679
Net realized gains (losses)	26	(2)	21	(11)	254	34	417
Net realized gains (losses) in other income (expense)	10	(9)	3	24	3	28	24
Tax expense (benefit) on net realized gains (losses)	10	1	7	1	14	19	26

Income excluding net realized gains (losses) (1)	$342	$288	$284	$263	$330	$1,177	$1,264

Combined ratio
Loss and loss expense ratio	72.8%	80.0%	76.9%	73.8%	68.1%	76.3%	69.3%
Policy acquisition cost ratio	9.5%	7.7%	8.9%	10.1%	11.8%	8.9%	11.1%
Administrative expense ratio	8.7%	6.6%	9.2%	11.1%	10.2%	8.6%	9.9%

Combined ratio	91.0%	94.3%	95.0%	95.0%	90.1%	93.8%	90.3%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$7	$—	$(12)	$1	$(5)	$(4)
Catastrophe losses	$42	$119	$110	$76	$21	$347	$143
Prior period development (PPD)—unfavorable (favorable) (2)	$(31)	$(58)	$(71)	$(35)	$46	$(195)	$(107)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (2)	72.2%	77.6%	74.4%	70.2%	63.7%	74.1%	69.4%

% Change versus prior year period
Net premiums written	7%	53%	21%	-8%	7%	18%	3%
Net premiums earned	10%	59%	21%	-2%	11%	22%	-1%

Other ratios
Net premiums written/gross premiums written	68%	67%	64%	66%	67%	66%	59%

(1)	See Non-GAAP Financial Measures.
(2)	For Q3 2011, favorable prior period development is net of $13 million of net earned premium adjustments on loss sensitive policies.

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Insurance—Overseas General

	4Q-11	3Q-11	2Q-11	1Q-11	4Q-10	Full Year 2011	Full Year 2010
Gross premiums written	$1,856	$1,883	$1,937	$1,940	$1,750	$7,616	$6,992
Net premiums written	1,410	1,432	1,477	1,437	1,353	5,756	5,280
Net premiums earned	1,483	1,503	1,447	1,304	1,405	5,737	5,240
Losses and loss expenses	795	683	733	862	697	3,073	2,647
Policy benefits	—	—	—	—	—	—	4
Policy acquisition costs	363	370	348	312	346	1,393	1,251
Administrative expenses	242	237	242	224	227	945	840

Underwriting income (loss)	83	213	124	(94)	135	326	498

Net investment income	141	138	138	131	128	548	475
Net realized gains (losses)	51	1	(10)	(9)	21	33	123
Interest expense	1	2	1	1	1	5	1
Other income (expense)	3	(10)	5	2	8	—	13
Income tax expense	54	56	40	19	37	169	173

Net income	223	284	216	10	254	733	935
Net realized gains (losses)	51	1	(10)	(9)	21	33	123
Net realized gains (losses) in other income (expense)	2	(10)	1	5	7	(2)	22
Tax expense (benefit) on net realized gains (losses)	3	1	—	(3)	3	1	23

Income excluding net realized gains (losses) (1)	$173	$294	$225	$11	$229	$703	$813

Combined ratio
Loss and loss expense ratio	53.6%	45.4%	50.7%	66.1%	49.6%	53.6%	50.6%
Policy acquisition cost ratio	24.4%	24.7%	24.0%	23.9%	24.6%	24.2%	23.9%
Administrative expense ratio	16.4%	15.8%	16.7%	17.2%	16.1%	16.5%	16.0%

Combined ratio	94.4%	85.9%	91.4%	107.2%	90.3%	94.3%	90.5%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$1	$17	$3	$(63)	$—	$(42)	$(33)
Catastrophe losses	$98	$34	$10	$187	$25	$329	$132
Prior period development (PPD)—unfavorable (favorable)	$(80)	$(126)	$(40)	$(44)	$(91)	$(290)	$(290)
Loss and loss expense ratio excluding catastrophe losses and PPD (1)	52.5%	52.1%	52.9%	52.8%	54.4%	52.5%	53.3%

% Change versus prior year period
Net premiums written as reported	4%	19%	14%	1%	0%	9%	3%
Net premiums earned as reported	6%	14%	15%	4%	0%	9%	2%

Other ratios
Net premiums written/gross premiums written	76%	76%	76%	74%	77%	76%	76%

(1)	See Non-GAAP Financial Measures.

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars, except ratios) (Unaudited)

Global Reinsurance

	4Q-11	3Q-11	2Q-11	1Q-11	4Q-10	Full Year 2011	Full Year 2010
Gross premiums written	$132	$254	$298	$330	$146	$1,014	$1,146
Net premiums written	132	250	282	315	143	979	1,075
Net premiums earned	249	240	254	260	268	1,003	1,071
Losses and loss expenses	136	94	112	279	127	621	518
Policy acquisition costs	42	50	47	46	51	185	204
Administrative expenses	14	12	14	12	14	52	55

Underwriting income (loss)	57	84	81	(77)	76	145	294

Net investment income	74	70	71	72	75	287	288
Net realized gains (losses)	6	(29)	(14)	(13)	24	(50)	93
Interest expense	1	—	1	—	—	2	—
Other income (expense)	3	(7)	(1)	6	7	1	23
Income tax expense	5	7	8	10	11	30	42

Net income (loss)	134	111	128	(22)	171	351	656
Net realized gains (losses)	6	(29)	(14)	(13)	24	(50)	93
Net realized gains (losses) in other income (expense)	3	(6)	(2)	4	6	(1)	21
Tax expense (benefit) on net realized gains (losses)	—	(1)	—	—	—	(1)	1

Income (loss) excluding net realized gains (losses) (1)	$125	$145	$144	$(13)	$141	$401	$543

Combined ratio
Loss and loss expense ratio	54.8%	39.2%	44.1%	107.3%	47.5%	62.0%	48.4%
Policy acquisition cost ratio	17.0%	20.6%	18.5%	17.8%	19.0%	18.4%	19.0%
Administrative expense ratio	5.3%	5.6%	5.3%	4.6%	5.2%	5.2%	5.1%

Combined ratio	77.1%	65.4%	67.9%	129.7%	71.7%	85.6%	72.5%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(1)	$2	$5	$1	$—	$7	$2
Catastrophe losses	$15	$(6)	$22	$152	$5	$183	$91
Prior period development (PPD)—unfavorable (favorable) (2)	$(12)	$(10)	$(35)	$(14)	$(12)	$(71)	$(106)
Loss and loss expense ratio excluding catastrophe losses and PPD (1) (2)	53.2%	49.1%	50.1%	54.4%	50.3%	51.7%	50.0%

% Change versus prior year period
Net premiums written	-8%	-8%	-2%	-15%	-1%	-9%	4%
Net premiums earned	-7%	-11%	-1%	-6%	6%	-6%	9%

Other ratios
Net premiums written/gross premiums written	100%	99%	95%	95%	98%	97%	94%

(1)	See Non-GAAP Financial Measures.
(2)	For Q3 2011, favorable prior period development is net of $13 million of net earned premium adjustments on loss sensitive policies.

ACE Limited Segment Results—Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	4Q-11	3Q-11	2Q-11	1Q-11	4Q-10	Full Year 2011	Full Year 2010
Gross premiums written	$482	$469	$474	$416	$413	$1,841	$1,579
Net premiums written	464	454	459	409	407	1,786	1,556
Net premiums earned	437	448	452	399	388	1,736	1,542
Losses and loss expenses	144	130	147	128	117	549	496
Policy benefits (1)	119	83	108	91	90	401	353
(Gains) losses from separate account assets (1)	(3)	39	—	—	—	36	—
Policy acquisition costs	58	70	66	61	65	255	257
Administrative expenses	78	77	72	68	57	295	228
Net investment income	59	60	59	46	43	224	172

Life underwriting income (2)	100	109	118	97	102	424	380

Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	(10)	(706)	(67)	—	2	(783)	(178)
Foreign exchange gains (losses) and all other	17	(26)	(1)	(13)	3	(23)	(14)
Interest expense	2	3	3	3	3	11	3
Other income (expense) (1)	3	(8)	(8)	(5)	(9)	(18)	(20)
Income tax expense	10	13	14	13	16	50	62

Net income (loss)	98	(647)	25	63	79	(461)	103

Net realized gains (losses)	7	(732)	(68)	(13)	5	(806)	(192)
Net realized gains (losses) in other income (expense)	1	(2)	(1)	1	1	(1)	2
Tax expense on net realized gains (losses)	—	1	1	—	5	2	7

Income excluding net realized gains (losses) (3)	$90	$88	$95	$75	$78	$348	$300

% Change versus prior year period
Net premiums written	14%	22%	17%	6%	4%	15%	5%
Net premiums earned	13%	16%	16%	5%	5%	13%	8%

(1)	(Gains) losses from separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and (Gains) losses from separate account assets.
(3)	See Non-GAAP Financial Measures.

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars, except ratios) (Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2009	$37,783	$12,745	$25,038
Losses and loss expenses incurred	2,544	623	1,921
Losses and loss expenses paid	(2,491)	(729)	(1,762)	92%
Other (incl. foreign exch. revaluation)	(285)	(79)	(206)

Balance at March 31, 2010	$37,551	$12,560	$24,991
Losses and loss expenses incurred	2,725	925	1,800
Losses and loss expenses paid	(2,824)	(976)	(1,848)	103%
Other (incl. foreign exch. revaluation)	(390)	(135)	(255)

Balance at June 30, 2010	$37,062	$12,374	$24,688
Losses and loss expenses incurred	3,236	1,349	1,887
Losses and loss expenses paid	(3,010)	(1,139)	(1,871)	99%
Other (incl. foreign exch. revaluation)	454	166	288

Balance at September 30, 2010	$37,742	$12,750	$24,992
Losses and loss expenses incurred	2,350	379	1,971
Losses and loss expenses paid	(2,954)	(1,022)	(1,932)	98%
Other (incl. foreign exch. revaluation)	253	42	211

Balance at December 31, 2010	$37,391	$12,149	$25,242
Losses and loss expenses incurred	3,820	1,557	2,263
Losses and loss expenses paid	(2,847)	(884)	(1,963)	87%
Other (incl. foreign exch. revaluation)	479	161	318

Balance at March 31, 2011	$38,843	$12,983	$25,860
Losses and loss expenses incurred	2,752	526	2,226
Losses and loss expenses paid	(2,730)	(872)	(1,858)	83%
Other (incl. foreign exch. revaluation)	86	30	56

Balance at June 30, 2011	$38,951	$12,667	$26,284
Losses and loss expenses incurred	3,207	462	2,745
Losses and loss expenses paid	(3,366)	(992)	(2,374)	86%
Other (incl. foreign exch. revaluation)	(316)	(95)	(221)

Balance at September 30, 2011	$38,476	$12,042	$26,434
Losses and loss expenses incurred	3,066	780	2,286
Losses and loss expenses paid	(3,837)	(1,166)	(2,671)	117	% (1)
Other (incl. foreign exch. revaluation)	(228)	(54)	(174)

Balance at December 31, 2011	$37,477	$11,602	$25,875

Add net recoverable on paid losses	—	787	(787)

Balance including net recoverable on paid losses	$37,477	$12,389	$25,088

(1)	Net paid to incurred ratio for the quarter of 117% includes the impact of seasonal crop activity, increased catastrophe loss payments, and prior period development. Crop losses are primarily incurred during the second and third quarters and paid during the fourth quarter. Excluding the impact of these items, the net paid to incurred ratio is in line with prior quarters.

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	December 31	September 30	June 30	March 31	December 31
	2011	2011	2011	2011	2010
Reinsurance recoverable on paid losses and loss expenses
Active operations	$629	$646	$563	$595	$579
Brandywine	232	227	250	313	281
Other Run-off	41	37	44	38	38

Total	$902	$910	$857	$946	$898

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,805	$10,222	$10,751	$10,893	$9,956
Brandywine	1,775	1,759	1,822	1,931	2,024
Other Run-off	386	451	467	503	523

Total	$11,966	$12,432	$13,040	$13,327	$12,503

Gross reinsurance recoverable
Active operations	$10,434	$10,868	$11,314	$11,488	$10,535
Brandywine	2,007	1,986	2,072	2,244	2,305
Other Run-off	427	488	511	541	561

Total	$12,868	$13,342	$13,897	$14,273	$13,401

Provision for uncollectible reinsurance (1)
Active operations	$(299)	$(310)	$(326)	$(323)	$(324)
Brandywine	(160)	(170)	(171)	(172)	(175)
Other Run-off	(20)	(25)	(25)	(29)	(31)

Total	$(479)	$(505)	$(522)	$(524)	$(530)

Net reinsurance recoverable
Active operations	$10,135	$10,558	$10,988	$11,165	$10,211
Brandywine	1,847	1,816	1,901	2,072	2,130
Other Run-off	407	463	486	512	530

Total	$12,389	$12,837	$13,375	$13,749	$12,871

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of approximately $2.8 billion of collateral.

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	December 31		September 30		June 30		March 31		December 31
	2011		2011		2011		2011		2010
Market Value
Fixed maturities available for sale	$41,967		$41,577		$41,038		$38,718		$37,539
Fixed maturities held to maturity	8,605		8,873		9,078		9,202		9,461
Short-term investments	2,301		2,376		2,380		2,375		1,983

Total	$52,873		$52,826		$52,496		$50,295		$48,983

Asset Allocation by Market Value
Treasury	$2,361	5%	$2,060	4%	$1,832	3%	$1,880	4%	$2,075	4%
Agency	1,725	3%	1,640	3%	1,755	3%	1,946	4%	2,015	4%
Corporate and asset-backed	17,030	32%	16,803	32%	16,805	32%	15,818	31%	15,900	33%
Mortgage-backed	13,237	25%	13,821	26%	13,483	26%	12,880	25%	12,362	25%
Municipal (1)	2,888	6%	2,741	5%	2,534	5%	2,453	5%	2,449	5%
Non-U.S.	13,331	25%	13,385	25%	13,707	26%	12,943	26%	12,199	25%
Short-term investments	2,301	4%	2,376	5%	2,380	5%	2,375	5%	1,983	4%

Total	$52,873	100%	$52,826	100%	$52,496	100%	$50,295	100%	$48,983	100%

Note: Insured municipal bonds represent $724 million, or 25% of our municipal bond holdings.
Credit Quality by Market Value
AAA	$9,284	18%	$9,495	18%	$25,331	48%	$24,636	49%	$23,718	48%
AA	20,562	39%	21,105	40%	4,783	9%	4,543	9%	4,714	10%
A	10,106	19%	9,923	19%	9,944	19%	8,847	18%	8,482	17%
BBB	6,152	12%	5,883	11%	5,691	11%	5,583	11%	5,487	11%
BB	3,755	7%	3,588	7%	3,667	7%	3,473	7%	3,357	7%
B	2,428	4%	2,197	4%	2,389	5%	2,500	5%	2,393	5%
Other	586	1%	635	1%	691	1%	713	1%	832	2%

Total	$52,873	100%	$52,826	100%	$52,496	100%	$50,295	100%	$48,983	100%

Cost/Amortized Cost
Fixed maturities available for sale	$40,450		$40,334		$39,862		$37,750		$36,542
Fixed maturities held to maturity	8,447		8,731		9,033		9,270		9,501
Short-term investments	2,301		2,376		2,380		2,375		1,983

Subtotal	51,198		51,441		51,275		49,395		48,026
Equity securities	671		647		549		510		666
Other investments	2,112		1,970		1,916		1,613		1,511

Total	$53,981		$54,058		$53,740		$51,518		$50,203

Avg. duration of fixed maturities	3.7 years		3.7 years		3.8 years		3.8 years		3.7 years
Avg. market yield of fixed maturities (2)	3.1%		3.2%		3.4%		3.5%		3.6%
Avg. credit quality (3)	A/Aa		A/Aa		AA		AA		AA
Avg. yield on invested assets (4)	4.2%		4.3%		4.3%		4.3%		4.3%

(1)	The rating of the municipal portfolio is AA with 13% of our holdings pre-funded with AA/Aaa Federal securities. The portfolio is highly diversified predominantly in State general obligation bonds and essential service revenue bonds (education, utilities, water, power, sewers).
(2)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.
(3)	We use a split rating due to S&P’s downgrade of U.S. Treasury and Agency securities.
(4)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

ACE Limited Investment Portfolio—2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at December 31, 2011
Agency residential mortgage-backed (RMBS)	$—	$11,118	$—	$—	$—	$11,118
Non-agency RMBS	201	31	25	18	520	795
Commercial mortgage-backed	1,286	22	10	6	—	1,324

Total mortgage-backed securities at market value	$1,487	$11,171	$35	$24	$520	$13,237

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Amortized Cost at December 31, 2011
Agency RMBS	$—	$10,705	$—	$—	$—	$10,705
Non-agency RMBS	210	33	28	20	679	970
Commercial mortgage-backed	1,219	19	9	6	—	1,253

Total mortgage-backed securities at amortized cost	$1,429	$10,757	$37	$26	$679	$12,928

Mortgage-backed securities total $13.2 billion, are rated predominantly AA and comprise 25% of the fixed income portfolio. This compares to a 34% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AA for agency mortgages and AAA for non-agency mortgages.

Securities issued by Federal agencies with implied or explicit government guarantees total $11.1 billion and represent 93% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 129,000 loans. The portfolio’s original loan-to-value ratio is approximately 68% with an average FICO score of 730. With this conservative loan-to-value ratio and subordinated collateral of 7%, the cumulative 5-year foreclosure rate would have to rise to 12% before principal is significantly impaired. The current foreclosure rate of ACE's non-agency RMBS portfolio is 9%.

Commercial mortgage-backed securities of $1.3 billion are rated predominantly AAA, broadly diversified with over 14,000 loans and seasoned with 60% of the portfolio issued before 2006 and 27% of the portfolio issued after 2009. The average loan-to-value ratio is approximately 65% with a debt service coverage ratio in excess of 1.7 and weighted average subordinated collateral of 33%. The cumulative foreclosure rate would have to rise to 43% before principal is impaired. The current foreclosure rate of the portfolio is about 2.7%.

ACE Limited Investment Portfolio—3 (in millions of U.S. dollars) (Unaudited)

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at December 31, 2011

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$351	$86	$1	$—	$438
Banks	—	230	2,099	337	2,666
Basic Materials	—	—	120	261	381
Communications	—	—	629	766	1,395
Consumer, Cyclical	—	101	251	251	603
Consumer, Non-Cyclical	61	542	719	543	1,865
Diversified Financial Services	4	64	142	174	384
Energy	81	14	219	572	886
Industrial	—	456	336	166	958
Utilities	—	3	534	523	1,060
All Others	52	108	446	489	1,095

Total	$549	$1,604	$5,496	$4,082	$11,731

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE's US investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Market Value at December 31, 2011

	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$—	$—	$22	$22
Banks	15	37	—	52
Basic Materials	270	89	4	363
Communications	364	472	7	843
Consumer, Cyclical	376	313	20	709
Consumer, Non-Cyclical	629	480	11	1,120
Diversified Financial Services	16	29	3	48
Energy	783	212	8	1,003
Industrial	319	197	7	523
Utilities	255	46	5	306
All Others	158	147	5	310

Total	$3,185	$2,022	$92	$5,299

U.S. Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 700 issuers with our largest current issuer exposure at $81 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

ACE Limited Investment Portfolio—4 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2011

	Market Value by S&P Credit Rating						Amortized
	AAA	AA	A	BBB	BB and below	Total	Cost
United Kingdom	$1,161	$—	$—	$—	$—	$1,161	$1,113
Canada	912	—	—	—	—	912	877
Republic of Korea	—	—	448	—	—	448	426
Japan	—	398	—	—	—	398	397
Germany	344	—	—	—	—	344	333
Province of Ontario	—	227	—	—	—	227	216
Federative Republic of Brazil	—	—	—	190	—	190	185
France	152	—	—	—	—	152	151
Province of Quebec	—	—	151	—	—	151	141
Swiss Confederation	141	—	—	—	—	141	134
People's Republic of China	54	75	—	—	—	129	126
Kingdom of Thailand	—	—	121	5	—	126	121
Federation of Malaysia	—	—	125	—	—	125	124
State of Queensland	69	45	—	—	—	114	109
Commonwealth of Australia	107	—	—	—	—	107	98
United Mexican States	1	—	38	52	—	91	86
State of New South Wales	77	—	—	—	—	77	73
Taiwan	—	54	—	—	—	54	52
State of Victoria	54	—	—	—	—	54	51
Socialist Republic of Vietnam		—	—	—	39	39	39
State of Qatar	—	38	—	—	—	38	37
Province of Manitoba	—	36	—	—	—	36	34
Republic of Austria	36	—	—	—	—	36	35
Russian Federation	—			36		36	35
Dominion of New Zealand	1	35	—	—	—	36	35
Other Non-U.S. Government	216	139	71	30	53	509	491

Non-U.S. Government Securities	$3,325	$1,047	$954	$313	$92	$5,731	$5,519
Eurozone Non-U.S. Corporate (1)	728	381	447	473	318	2,347	2,339
Other Non-U.S. Corporate	783	594	2,207	1,161	508	5,253	5,102

	$4,836	$2,022	$3,608	$1,947	$918	$13,331	$12,960

(1)	Excludes United Kingdom

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations.

80% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 54% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

ACE Limited Investment Portfolio—5 (in millions of U.S. dollars) (Unaudited)

Eurozone Non-U.S. Fixed Income Portfolio (Excluding United Kingdom)

December 31, 2011

	Market Value by Industry					Amortized
	Bank	Financial	Industrial	Utility	Total	Cost
Netherlands	$202	$129	$239	$130	$700	$684
France	126	31	113	142	412	421
Germany	292	9	68	7	376	366
Luxembourg	27	10	214	88	339	345
Euro Supranational	197	—	—	—	197	193
Spain	52	4	55	6	117	120
Ireland	20	—	75	19	114	113
Italy	26	1	12	2	41	46
Austria	20	—	4	—	24	24
Finland	7	—	3	3	13	13
Belgium	—	—	12	1	13	12
Portugal	—	—	1	—	1	2

Eurozone Non-U.S. Corporate Securities	$969	$184	$796	$398	$2,347	$2,339

Note: ACE has no investments in Greece

Top 10 Exposures—Eurozone Banks (Excluding United Kingdom)

December 31, 2011	Market Value	Amortized Cost	Rating
KFW	$184	$180	AAA
European Investment Bank	178	175	AAA
Rabobank Nederland NV	99	98	AA
Deutsche Bank AG	47	46	A+
Bank Nederlandse Gemeenten	34	34	AAA
Credit Agricole Groupe	31	31	A+
BNP Paribas SA	29	30	AA-
Hypo Real Estate Holding AG	25	25	A-
Nederlandse Waterschapsbank NV	24	24	AAA
ABN AMRO Group NV	24	24	A+

Top 10 Exposures—Eurozone Corporate (Excluding United Kingdom)

December 31, 2011	Market Value	Amortized Cost	Rating
EDF SA	$76	$80	AA-
ING Groep NV	74	77	A
Deutsche Telekom AG	70	64	BBB+
Royal Dutch Shell PLC	65	60	AA
Intelsat SA	52	51	B
Telefonica SA	46	46	BBB+
Telecom Italia SpA	43	45	BBB
Gazprom OAO	40	39	BBB
Liberty Global Inc	39	37	B+
ArcelorMittal	36	37	BBB-

ACE Limited Investment Portfolio—6 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures—Fixed Maturity Investments

	December 31, 2011	Market Value	Rating
1	General Electric Co	$429	AA+
2	JP Morgan Chase & Co	428	A
3	Citigroup Inc	345	A-
4	The Goldman Sachs Group Inc	315	A-
5	Bank of America Corp	301	A-
6	Verizon Communications Inc	289	A-
7	Morgan Stanley	277	A-
8	AT&T INC	241	A-
9	Wells Fargo & Co	200	A+
10	HSBC Holdings Plc	194	A+
11	Lloyds Banking Group Plc	172	A-
12	Comcast Corp	170	BBB+
13	Kraft Foods Inc	165	BBB
14	Royal Bank of Scotland Group Plc	156	A-
15	Time Warner Cable Inc	140	BBB
16	ConocoPhillips	131	A
17	BP Plc	121	A
18	Credit Suisse Group	121	A
19	Pfizer Inc	118	AA
20	American Express Co	117	BBB+
21	Dominion Resources Inc/VA	115	A-
22	Philip Morris International Inc	111	A
23	Anheuser-Busch InBev NV	111	A-
24	Enterprise Products Partners LP	108	BBB-
25	UBS AG	107	A

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended December 31, 2011			Year ended December 31, 2011
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (1)	(Losses)	Impact	(Losses) (1)	(Losses)	Impact
Fixed maturities	$21	$236	$257	$164	$480	$644
Fixed income derivatives	14	—	14	(143)	—	(143)

Total fixed maturities	35	236	271	21	480	501

Public equity	—	4	4	9	(47)	(38)
Private equity	18	(20)	(2)	24	22	46

Total equity	18	(16)	2	33	(25)	8

Mark-to-market gains (losses) from derivative transactions (2)	(13)	—	(13)	(787)	—	(787)
Foreign exchange gains (losses)	76	—	76	(13)	—	(13)
Other	(14)	13	(1)	(21)	15	(6)
Partially-owned entities (3)	(3)	1	(2)	(4)	3	(1)
Income tax expense	12	45	57	20	157	177

Net gains (losses)	$87	$189	$276	$(791)	$316	$(475)

(1)	Other-than-temporary impairments for the quarter includes $18 million for fixed maturities. Year to date other-than-temporary impairments of $50 million include $46 million for fixed maturities, $3 million for private equity, and $1 million for public equity.
(2)	Includes $10 million of realized losses on the life reinsurance operations for the quarter which comprises a $146 million gain on guaranteed living benefit derivatives and $156 million of losses on other derivatives, including S&P put options and futures. The full year includes $783 million of realized losses on the life reinsurance operations which comprises a $779 million loss on guaranteed living benefit derivatives and $4 million of losses on other derivatives, including S&P put options and futures.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee's shares. The net income or loss is included in other income (expense).

	Three months ended December 31, 2010			Year ended December 31, 2010
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (4)	(Losses)	Impact	(Losses) (4)	(Losses)	Impact
Fixed maturities	$109	$(653)	$(544)	$380	$973	$1,353
Fixed income derivatives	35	—	35	58	—	58

Total fixed maturities	144	(653)	(509)	438	973	1,411

Public Equity	—	(3)	(3)	84	(44)	40
Private equity	15	10	25	53	62	115

Total equity	15	7	22	137	18	155

Mark-to-market gains (losses) from derivative transactions (5)	2	—	2	(197)	—	(197)
Foreign exchange gains (losses)	(18)	—	(18)	(54)	—	(54)
Other (6)	177	(132)	45	174	(92)	82
Partially-owned entities (7)	2	(5)	(3)	3	(5)	(2)
Income tax expense	23	(214)	(191)	50	152	202

Net gains (losses)	$299	$(569)	$(270)	$451	$742	$1,193

(4)	Other-than-temporary impairments for the quarter include $4 million for fixed maturities. Year to date other-than-temporary impairments of $59 million include $46 million for fixed maturities, and $13 million for other investments.
(5)	Includes $2 million of realized gains on the life reinsurance operations for the quarter which comprises a $126 million gain on guaranteed living benefit derivatives and $124 million of losses on other derivatives, including S&P put options and futures. The full year includes $178 million of realized losses on the life reinsurance operations which is comprised of a $28 million loss on guaranteed living benefit derivatives and $150 million of losses on other derivatives, including S&P put options and futures.
(6)	The quarter includes $175 million of non-taxable realized gain which includes the reversal of a previously recorded unrealized gain of $131 million which relate to the acquisition of Rain & Hail. This resulted in a tax benefit of $46 million.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee's shares. The net income or loss is included in other income (expense).

ACE Limited Capital Structure (in millions of U.S. dollars, except ratios) (Unaudited)

	December 31	September 30	June 30	March 31	December 31	December 31
	2011	2011	2011	2011	2010	2009
Total short-term debt (1)	$1,251	$1,250	$1,400	$1,401	$1,300	$161
Total long-term debt	3,360	3,360	3,360	3,358	3,358	3,158

Total debt	$4,611	$4,610	$4,760	$4,759	$4,658	$3,319

Total trust preferred securities	$309	$309	$309	$309	$309	$309

Total shareholders’ equity	$24,516	$23,750	$24,113	$23,376	$22,974	$19,667

Total capitalization	$29,436	$28,669	$29,182	$28,444	$27,941	$23,295
Tangible capital (2)	$24,605	$23,852	$24,324	$23,715	$23,277	$19,364

Leverage ratios
Debt/ total capitalization	15.7%	16.1%	16.3%	16.7%	16.7%	14.2%
Debt plus trust preferred securities/ total capitalization	16.7%	17.2%	17.4%	17.8%	17.8%	15.6%
Debt/ tangible capital	18.7%	19.3%	19.6%	20.1%	20.0%	17.1%
Debt plus trust preferred securities/ tangible capital	20.0%	20.6%	20.8%	21.4%	21.3%	18.7%

Note: As of December 31, 2011, there was $1.9 billion usage of credit facilities on a total commitment of $2.4 billion.

(1)	Repurchase agreements in the amount of $1.25 billion matured during the quarter, and there were new repurchase agreements in the amount of $1.25 billion.
(2)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended December 31		Year ended December 31
	2011	2010	2011	2010
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$663	$702	$2,376	$2,657
Net realized gains (losses), net of income tax	87	299	(791)	451

Net income available to the holders of common shares	$750	$1,001	$1,585	$3,108

Rollforward of Common Shares Outstanding
Shares—beginning of period	336,390,293	339,229,422	334,942,852	336,524,657
Repurchase of shares	(461,428)	(4,926,082)	(2,058,860)	(4,926,082)
Issued under employee stock purchase plan	99,651	—	302,091	240,979
Shares (cancelled) granted	(140,766)	102,761	999,955	1,774,583
Issued for option exercises	1,039,526	536,751	2,741,238	1,328,715

Shares—end of period	336,927,276	334,942,852	336,927,276	334,942,852

Denominator
Weighted average shares outstanding	338,260,786	340,150,218	338,159,409	339,685,143
Effect of other dilutive securities	2,740,500	2,405,219	2,620,815	1,561,244

Adj. wtd. avg. shares outstanding and assumed conversions	341,001,286	342,555,437	340,780,224	341,246,387

Basic earnings per share
Income excluding net realized gains (losses) (1)	$1.96	$2.06	$7.02	$7.82
Net realized gains (losses), net of income tax	0.26	0.88	(2.34)	1.33

Net income	$2.22	$2.94	$4.68	$9.15

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$1.94	$2.05	$6.97	$7.79
Net realized gains (losses), net of income tax	0.26	0.87	(2.32)	1.32

Net income	$2.20	$2.92	$4.65	$9.11

(1)	See Non-GAAP Financial Measures.

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on page 22.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). Life underwriting income includes net investment income and gains (losses) from separate account assets that do not qualify for separate account reporting under GAAP.

Loss and loss expense ratio excluding the impact of catastrophe losses and prior period development (PPD) is a non-GAAP financial measure. The loss ratio numerator includes Losses and loss expenses adjusted to exclude catastrophe losses and PPD. The loss ratio denominator includes Net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating this ratio. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our core underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

Annualized ROE calculated using income excluding net realized gains (losses) is a non-GAAP financial measure. The ROE numerator includes income adjusted to exclude net realized gains (losses). The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity. To annualize a quarterly rate, multiply by four. Annualized ROE calculated using income excluding realized gains (losses) is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

Income excluding net realized gains (losses) and the related tax expense (benefit) is a common performance measurement for insurance companies and non-GAAP measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

The following table presents the reconciliation of Net income to Income excluding net realized gains (losses):

						Full Year	Full Year
	4Q-11	3Q-11	2Q-11	1Q-11	4Q-10	2011	2010
Net income (loss), as reported	$750	$(31)	$607	$259	$1,001	$1,585	$3,108
Net realized gains (losses)	83	(760)	(73)	(45)	305	(795)	432
Net realized gains (losses) in other income (expense) (1)	16	(28)	2	34	17	24	69
Income tax expense (benefit) on net realized gains (losses)	12	2	8	(2)	23	20	50

Income excluding net realized gains (losses)	$663	$759	$686	$268	$702	$2,376	$2,657

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee's shares. The net income or loss is included in other income (expense).

ACE Limited Non-GAAP Financial Measures—2 (in millions of U.S. dollars, except ratios) (Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

The following table presents the reconciliation of effective tax rate to the effective tax rate on income excluding net realized gains (losses):

						Full Year	Full Year
	4Q-11	3Q-11	2Q-11	1Q-11	4Q-10	2011	2010
Tax expense, as reported	$122	$165	$122	$97	$133	$506	$559
Tax expense (benefit) on net realized gains (losses)	12	2	8	(2)	23	20	50

Tax expense, adjusted	$110	$163	$114	$99	$110	$486	$509

Income before tax, as reported	$872	$134	$729	$356	$1,134	$2,091	$3,667
Less: realized gains (losses)	83	(760)	(73)	(45)	305	(795)	432
Less: realized gains (losses) in other income (expense)	16	(28)	2	34	17	24	69

Income excluding net realized gains (losses) before tax	$773	$922	$800	$367	$812	$2,862	$3,166

Effective tax rate	14.0%	123.4%	16.8%	27.2%	11.8%	24.2%	15.2%
Adjustment for tax impact of net realized gains (losses)	0.3%	-105.8%	-2.5%	-0.2%	1.7%	-7.2%	0.9%

Effective tax rate on income excluding net realized gains (losses)	14.3%	17.6%	14.3%	27.0%	13.5%	17.0%	16.1%

The following table presents the reconciliation of annualized ROE calculated using net income to annualized ROE calculated using income excluding net realized gains (losses):

			Full Year	Full Year
	4Q-11	4Q-10	2011	2010
Net income	$750	$1,001	$1,585	$3,108
Income excluding net realized gains (losses)	$663	$702	$2,376	$2,657

Equity—beginning of period, as reported	$23,750	$22,845	$22,974	$19,667
Less: unrealized gains (losses) on investments, net of deferred tax	1,526	1,968	1,399	657

Equity—beginning of period, as adjusted	$22,224	$20,877	$21,575	$19,010

Equity—end of period, as reported	$24,516	$22,974	$24,516	$22,974
Less: unrealized gains (losses) on investments, net of deferred tax	1,715	1,399	1,715	1,399

Equity—end of period, as adjusted	$22,801	$21,575	$22,801	$21,575

Average equity, as reported	$24,133	$22,910	$23,745	$21,321
Average equity, as adjusted	$22,513	$21,226	$22,188	$20,293
Annualized ROE calculated using income excluding net realized gains (losses)	11.8%	13.2%	10.7%	13.1%
Annualized ROE calculated using net income	12.4%	17.5%	6.7%	14.6%

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	December 31	September 30	June 30	March 31	December 31
	2011	2011	2011	2011	2010
Reconciliation of Book Value per Common Share
Shareholders’ equity	$24,516	$23,750	$24,113	$23,376	$22,974
Less: goodwill and other intangible assets	4,831	4,817	4,858	4,729	4,664

Numerator for tangible book value per share	$19,685	$18,933	$19,255	$18,647	$18,310

Denominator	336,927,276	336,390,293	337,912,324	337,173,864	334,942,852

Book value per common share	$72.76	$70.60	$71.36	$69.33	$68.59
Tangible book value per common share	$58.43	$56.28	$56.98	$55.31	$54.66

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$23,750	$24,113	$23,376	$22,974	$22,845
Income excluding net realized gains (losses)	663	759	686	268	702
Net realized gains (losses), net of tax	87	(790)	(79)	(9)	299
Net unrealized gains (losses), net of tax	189	(48)	151	24	(569)
Repurchase of shares	(32)	(100)	—	—	(303)
Dividend declared on common shares	(118)	(117)	(119)	(113)	(113)
Cumulative translation, net of tax	(123)	(105)	56	168	47
Pension liability	6	3	—	(4)	6
Other (1)	94	35	42	68	60

	$24,516	$23,750	$24,113	$23,376	$22,974

(1)	Other primarily includes proceeds from exercise of stock options and stock compensation.

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate and Other.

Annualized return on equity calculated using income excluding net realized gains (losses): Income excluding net realized gains (losses) divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments and the deferred tax component included in shareholders' equity. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate on income excluding net realized gains (losses): Income tax expense excluding tax expense (benefit) on net realized gains (losses) divided by income excluding net realized gains (losses) before tax.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from separate account assets that do not qualify for separate account reporting under GAAP.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.